UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 18, 2021
_________________________
GoHealth, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39390	85-0563805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

214 West Huron St.		60654
Chicago,	Illinois
(Address of principal executive offices)		(Zip Code)
(312) 386-8200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GOCO	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 18, 2021, GoHealth, Inc. (the “Company”) entered into an amendment to that certain Employment Agreement (“Employment Agreement”) and Executive Common Unit and Profits Unit Agreement (the “PIU Agreement”) with Travis Matthiesen, the Company’s Chief Financial Officer (“CFO”). Mr. Matthiesen will move into a new role within the Company as Chief Transformational Officer (“CTO”). In this new role, Mr. Matthiesen will identify and implement programs and processes to drive efficiencies within the Company. The Company is in the process of searching for a successor to Mr. Matthiesen. Mr. Matthiesen will continue to serve as the CFO until a new CFO commences such role, at which time Mr. Matthiesen will assume the CTO role and assist with the transition.
In his new role, Mr. Matthiesen will continue to receive his current base salary, participate in the Company’s employee benefit plans, receive reimbursements for reasonable out-of-pocket business expenses, and be entitled to vacation or paid time off in accordance with applicable Company policy, and his Company equity awards will continue to vest according to their terms. On the first year anniversary of the amendment (the “Trigger Date”), Mr. Matthiesen may decide to terminate his employment with the Company and such termination will qualify under the Good Reason standard of his Employment Agreement; provided, however, that, in such instance, the Severance Period shall be six (6) months and all unvested Service Units shall vest in full upon such termination. In the event Mr. Matthiesen’s employment is terminated by the Company prior to the Trigger Date (unless terminated with cause), Mr. Matthiesen will be entitled to all severance rights and equity vesting under his original Employment Agreements and PIU. Any post-employment payments will be conditioned upon signing a wavier and release of claims agreement as well as compliance with the Restrictive Covenant Agreement previously agreed upon between the Company and Mr. Matthiesen.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOHEALTH, INC.

Date:	October 20, 2021	By:	/s/ Clinton P. Jones
Clinton P. Jones Chief Executive Officer